UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2017

FB Financial Corporation
(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Commerce Street, Suite 300, Nashville, TN	37201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 564-1212

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for company with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 7.01.	Regulation FD Disclosure.

On June 21, 2017, FB Financial Corporation (the “Company”) filed a registration statement on Form S-1 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) registering the resale of the shares of its common stock issued in its previously announced private placement.  The Registration Statement contains certain pro forma financial statements of the Company giving effect to its proposed acquisition of Clayton Bank and Trust and American City Bank (collectively, the “Clayton Banks”) from Clayton HC, Inc. and the private placement and also contains historical combined financial statements for the Clayton Banks for the years ended December 31, 2016, 2015 and 2014 and the three months ended March 31, 2017 and 2016.  A copy of the Registration Statement is available from the SEC’s web site at www.sec.gov or on our website at www.firstbankonline.com under the “Investor Relations” tab.

The information contained in Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

This Current Report is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy the securities the resale of which is being registered pursuant to the Registration Statement, nor shall there be any sale, issuance or transfer of any such securities in any jurisdiction in contravention of applicable law. No offer of any such securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB Financial Corporation
(Registrant)

Date:  June 21, 2017

By: /s/ James R. Gordon
James R. Gordon
Chief Financial Officer

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